UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2014

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

176 Route 9 North, Suite 306

Marlboro, New Jersey 07728

(Address of Principal Executive Offices)

(732) 851-7707

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” “Company,” or “USPR” means US Precious Metals, Inc. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”).

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement.
Item 2.01 Item 3.02	Completion of Acquisition or Disposition of Assets. Unregistered Sales of Equity Securities.
Item 3.03	Material Modification to Rights of Security Holders.
Item 5.01	Change of Control of Registrant.
Item 9.01	Financial Statements and Exhibits.

__________________________

Item 1.01. Entry of a Material Definitive Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 20, 2013, the Company filed a Form 8-K to disclose the Share Exchange Agreement with Resource Technology Corp., a newly formed Florida corporation (“RTC”) and the RTC shareholders (“Share Exchange Agreement”) to acquire all of the issued and outstanding shares of RTC in exchange for 300 million shares of common stock of the Company, subject to the terms and conditions therein. Please refer to the stated Form 8-K for a more complete description of such transaction.

On January 30, 2014, the Company entered into a Restructuring Agreement with RTC, the RTC Shareholders, and Plasmafication Technology Holding, LLC, a Florida limited liability company (“PTH”). PTH is an affiliate of RTC and owns and operates a plasma processing plant located in 29 Palms, California which employs the Plasmafication™ technology (“Plasma Plant”).

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Pursuant to the Restructuring Agreement, the Company, RTC and the RTC Shareholders terminated ab initio the Share Exchange Agreement, and the Company entered into new agreements and instruments with the counter parties described herein. These new agreements and instruments are attached as exhibits to this Form 8-K, and consist of (i) the Restructuring Agreement attached as Exhibit 10.16, the Technology License Agreement by and between the Company and PTH (“License Agreement”) attached as Exhibit 10.17, (ii) An Equipment Purchase and Sale Agreement by and between the Company and PTH (“Equipment Purchase Agreement”) attached as Exhibit 10.18, (iii) A Promissory Note issued by PTH in favor of the Company in the amount $5,000,000 (“Promissory Note”), attached as Exhibit 10.19, and (iv) A Certificate of Designations relating to 1,250,000 shares of Preferred Stock (defined below) issued to RTC in connection with the transaction (“Certificate of Designations”) attached as Exhibit 3.6. The closing of the Restructuring Agreement occurred on February 4, 2014 (“Closing”).

The Restructuring Agreement and related agreements and instruments provide the following material terms and conditions, among others:

Processing Rights. Under the terms of the Restructuring Agreement, PTH will process the Company’s ore concentrate1 at its Plasma Plant five (5) days per month for each month during a term agreed by the parties. The term begins with the date that the Plasma Plant is ready to commence commercial operations at the processing rate of 5 tons/day and terminating on the date that the Company Plasma Facility (defined below) is fully permitted and ready to commence commercial operations at a processing rate of 10 tons/day. PTH has informed the Company that it expects to be fully operational during the third calendar quarter of 2014. The Company has agreed to pay its ratable share of PTH overhead and direct costs as set forth in the agreement, and apart from the foregoing, PTH will not receive any royalty or other fee.

Licensing Rights. Under the Technology Licensing Agreement, PTH granted the Company a non-exclusive, royalty free license to use PTH’s Plasmafication™ technology for a term of 25 years. The technology covers and relates to the construction and use of a Company owned plasma plant described below. The Licensing Agreement is subject to other customary terms and conditions.

Construction of a Company Owned Plasma Plant. Under the Equipment Purchase Agreement, PTH has agreed to construct, on behalf of the Company, a 10 ton/day plasma processing plant on its premises located in 29 Palms, California (“Company Facility”). The plant will be constructed on an actual costs basis without markup by PTH, and PTH also has agreed to pay for 1/3rd of the construction costs. The estimated costs of construction for the Company Facility is approximately $18 million. The parties will formulate in the near future a draw schedule which will detail construction and payment milestones, however, in order to initiate the construction process, the Company will be required to pay a down payment of $1.5 million. In addition to other terms and conditions therein, PTH will assist in obtaining the necessary Federal, state and local permits and licenses to construct and operate the Company Plasma facility, however, the Company will be required to bear the related costs. Upon completion of the facility, the Company will own 100% of the Company Facility, however, any Licensed Technical Information will be subject to the Licensing Agreement. In addition, the parties will be required to enter into a operating and maintenance agreement which address the operation and maintenance of the Company Owned Plasma Plant.

Promissory Note. PTH has delivered to the Company a Promissory Note in the principal amount is $5 million. The note is payable on or before January 30, 2015, and bears no interest prior to the payment due date. The promissory note may be offset under certain conditions set forth therein.

Preferred Stock and Certificate of Designation. The Company issued to RTC 1,250,000 shares of its newly created Class A Super Voting Preferred Stock (“Preferred Stock”). The Preferred Stock has the rights privileges and preferences as is set forth in the Certificate of Designations. As stated in the Certificate of Designations, each share of the Preferred Stock has identical rights as 100 shares of the Company’s common stock. These rights, privileges and preferences include among others; (i). each share of Preferred Stock shall have 100 to 1 voting rights, voting along with the Company’s common stock, (ii). each share of Preferred Stock shall have 100 to 1 rights upon liquidation and distribution of the Company,

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(iii). each share of Preferred Stock shall have the right to convert into 100 shares of common stock of the company. The Company intends to increasing its authorized shares of common stock from 150 million to 325 million in order to allow for the conversion of the Preferred stock.

In addition, under the Restructuring Agreement, the Company and RTC and its shareholders granted mutual releases, and provided customary representations and warranties.

The share exchange agreement was adopted by the unanimous consent of the Board of Directors of the Company, RTC, each RTC shareholders and PTH. All of the shareholders of RTC were signatories to the agreement.

The RTC shareholders are Wolz International, LLC (“Wolz”) owning 50% of RTC, Titan Productions, Inc. (“Titan”) owning 25% of RTC, and Mercury6, LP (“Mercury6”) owning 25% of RTC. Assuming the issuance of the Preferred Stock to its shareholders, Wolz will receive 625,000 shares of Preferred Stock convertible into 62.5 million shares of common stock (or approximately 24% of the Company’s issued and outstanding common stock), and each of Titan and Mercury will receive 312,500 shares of Preferred Stock convertible into 31.5 million shares of common stock (or approximately 12% of the Company’s issued and outstanding common stock for each entity). Mr. Gennaro Pane, our Chairman and Chief Executive Officer, is an officer and member of Wolz and owns approximately 51% of Wolz, and Chad Altieri, our Board member, is the sole owner of Mercury. In addition, Messrs Pane and Altieri own or control approximately 20% and 8% respectively, of PTH, and Mr. Pane is an officer of PTH.

The descriptions of the Restructuring Agreement (Exhibit 10.16), the Licensing Agreement (Exhibit 10.17), the Equipment Purchase Agreement (Exhibit 10.18), the Promissory Note (Exhibit 10.19) and the Certificate of Designations (Exhibit 3.6) are not complete, and are qualified in their entirety by reference to each respective agreement which are filed as Exhibits to this Form 8-K as noted herein.

The Plasma Plant and Plasmafication™.

PTH owns and operates a plasma processing facility located in 29 Palms, California. The plant took three years to build and is permitted to process ore concentrate. PTH has been in the process of upgrading the plasma facility to process concentrates at the rate of approximately 5 tons/day. PTH has informed us the Company that they expect to be fully operational during the third calendar quarter of 2014.

Plasmafication™ or plasma processing employs extreme temperatures (in excess of 7,000 F) to dissociate ore concentrates into their basic elemental state. Plasmafication™ is unique to the mining industry, and the parties believe that this process will yield significantly greater processing returns than milling processes currently employed in the mining industry. Current milling methods will recover the desired mineral down to a certain particle size (ie 300 or 600 mesh) based on the parameters of the existing machinery. However, conventional processes are not highly effective in recovering precious metals from highly complex ore structures. The high temperatures of plasma processing separate the metals from the substrate and turns organics from a solid to a gas. The metalloid fractions are then sent through a hydraulic cooling system to produce dore pellets. Secondary and tertiary processing is then applied to further recover and refine the desired precious metal constituents.

Item 3.02. Unregistered Sale of Securities.

At Closing, the Company issued to RTC 1,250,000 shares of Preferred Stock. Each share of Preferred Stock has identical rights as 100 shares of common stock except that each share Preferred Stock is convertible to 100 shares of common stock (or a total of 125 million shares of common stock of the Company).

These securities qualified for exemption under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the offering, manner of the offering and number of securities offered. These shareholders made certain representations and warranties, including their investment intent. They also agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act.

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Item 3.03 Material Modification to Rights of Security Holders.

On January 31, 2014, the Company filed the Certificate of Designations with the Delaware Secretary of State. The Certificate of Designation allows for the creation and issuance of the 1,250,000 shares of Preferred Stock. As stated in the Certificate of Designations, each share of the Preferred Stock has identical rights as 100 shares of the Company’s common stock. These rights, privileges and preferences include among others; (i) each share of Preferred Stock shall have 100 to 1 voting rights, voting along with the Company’s common stock, (ii) each share of Preferred Stock shall have 100 to 1 rights upon liquidation and distribution of the Company, (iii) each share of Preferred Stock shall have the right to convert into 100 shares of common stock of the Company. On January 29, 2014, the Company’s Board of Directors approved the Certificate of Designations, the filings of the Certificate of Designations with the Delaware Secretary of State and the issuance of the Preferred stock created thereby to RTC.

Item 5.01. Change of Control of Registrant.

At Closing, the Company issued to RTC 1,250,000 shares of Preferred Stock. Each share of Preferred Stock has identical rights as 100 shares of common stock except that each share Preferred Stock is convertible to 100 shares of common stock (or a total of 125 million shares of common stock of the Company). As a result, a change of control occurred with respect to the Company. Immediately prior to Closing, the Company had 150 million shares of common stock authorized, of which 135,259,321 shares were issued and outstanding and 10 million shares of preferred stock, of which no shares were outstanding. Immediately after Closing, the authorized, issued and outstanding shares of common stock of the Company were unchanged and the Company had 10 million shares of preferred stock authorized, of which the Company had 1,250,000 shares of preferred stock issued and outstanding designated the Series A Super Voting Preferred Stock referred to herein as the “Preferred Stock.”

After giving effect to the conversion of the Preferred Stock by RTC, RTC will own approximately 125 million shares of common stock or approximately 48% of the common stock of the Company after giving effect to the conversion of the Preferred Stock to common stock. The RTC shareholders are Wolz International, LLC (“Wolz”) owning 50% of RTC, Titan Productions, Inc. (“Titan”) owning 25% of RTC, and Mercury6, LP (“Mercury6”) owning 25% of RTC. Assuming the issuance of the Preferred Stock to its shareholders, Wolz will receive 625,000 shares of Preferred Stock convertible into 62.5 million shares of common stock (or approximately 24% of the Company’s issued and outstanding common stock), and each of Titan and Mercury will receive 312,500 shares of Preferred Stock convertible into 31.25 million shares of common stock (or approximately 12% of the Company’s issued and outstanding common stock for each entity). Mr. Gennaro Pane, our Chairman and Chief Executive Officer, is an officer and a member of Wolz owning approximately 51% of such company, and Chad Altieri, our Board member, is the sole owner of Mercury. Mr. Pane due to his officer position with RTC may be deemed to own or control 100% of the Preferred Stock held by RTC, however, he disclaims ownership of any shares of Preferred Stock other than the amount attributable to Wolz 312,500 shares of Preferred Stock convertible into 31.5 million shares of common stock (or 24% of the Company’s issued and outstanding common stock). In addition, Messrs. Pane and Altieri own or control 20% and 8% of PTH, and Mr. Pane is an officer of PTH.

Security Ownership of Certain Beneficial Owners and Management. The following table gives effect to the conversion of the Preferred Stock and assumes the issuance of the Preferred Stock to the RTC shareholders. As of Closing (February 3, 2014), there were a total of 135,259,321 shares (or 260,259,231 shares after giving effect to the conversion of the Preferred Stock) of our common stock, our only class of voting securities currently outstanding. The following table describes the beneficial ownership of our voting securities by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. Unless otherwise stated, the address of each individual is our address, 176 Route 9 North, Suite 306, Marlboro, New Jersey, 07728. All ownership is direct, unless otherwise stated.

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Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class*
5% Holders

Wolz International, LLC(2) 42 Cornwallis Court Manalapan, NJ 077226	Common	62,500,000	24%

Mercury6 LP(3) 201 South Biscayne Blvd, 28th Floor Miami, Fl 33131	Common	31,250,000	12%

Titan Productions, LP(4) Banco Popular Building 206 Calle Tetuan Suite 505 San Juan, PR 00901	Common	31,250,000	12%

Officer and Directors

Gennaro Pane(5)	Common	66,450,000	25.2%
Sheldon Baer(6)	Common	2,521,395	<1%
Dave Burney(7)	Common	2,450,000	<1%
Daniel H. Luciano(8)	Common	1,844,000	<1%
John Gildea(9)	Common	1,750,000	<1%
Daniel Moon(10)	Common	1,500,000	<1%
Chad Altieri(11)	Common	32,750,000	12.5%
Juan Serrat(12)	Common	1,250,000	<1%
Ruben Fiqueredo(13)	Common	1,250,000	<1%
Edgar Choueiri(14)	Common	1,250,000	<1%
Hans H. Hertell(15)	Common	10,250,000	3.9%
Michael Volkov(16)	Common	1,000,000	<1%
All officers and directors (11 persons)	Common	123,266,395	45.1%

(1)  “Beneficial ownership" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) The principal officer of the reporting person is Mr. Gennaro Pane, our Chairman. Mr. Pane owns approximately 51% of the reporting person and disclaims all but 51% of the shares held by the reporting person.

(3) The principal officer and sole owner of the reporting person is Mr. Chad Altieri, a director of the Company.

(4) The principal officer and sole owner of the reporting person is Ms. Constance Boyd.

(5)  Represents (i) 62,500,000 shares of common stock held by Wolz International LLC (“Wolz”), (ii) stock options to acquire 1,500,000 shares held by the reporting person, and (iii) 2,450,000 shares held by the reporting person. Mr. Pane owns approximately 51% of Wolz and disclaims all but 51% of the shares held by Wolz.

(6) Represents stock options to acquire 1,000,000 shares held by the reporting person and 1,521,395 shares held by the reporting person.

(7) Represents stock options to acquire 1,000,000 shares held by the reporting person and 1,450,000 shares held by the reporting person.

(8) Represents stock options to acquire 1,000,000 shares held by the reporting person and 844,000 shares of common stock owned by the reporting person.

(9) Represents stock options to acquire 1,000,000 shares held by the reporting person and 750,000 shares of common stock owned by the reporting person.

(10) Represents stock options to acquire 1,000,000 shares held by the reporting person and 500,000 shares of common stock owned by the reporting person.

(11) Represents (i) 31,250,000 shares of common stock held by Mercury6, LP, (ii) stock options to acquire 1,000,000 shares held by the reporting person and (iii) 500,000 shares of common stock owned by the reporting person.

(12) Represents stock options to acquire 1,250,000 shares held by the reporting person.

(13) Represents stock options to acquire 1,250,000 shares held by the reporting person.

(14) Represents stock options to acquire 1,000,000 shares held by the reporting person, and 250,000 shares held by the reporting person.

(15) Represents (i) stock options to acquire 1,000,000 shares held by the reporting person, (ii) 250,000 shares held by the reporting person and (iii) 9,000,000 shares of common stock issuable to the Hertell Group, LLC under a consulting agreement with the Company. Mr. Hertell is Chairman and Chief Executive Officer of The Hertell Group LLC.

(16) Represents stock options to acquire 1,000,000 shares held by the reporting person.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year .

On January 31, 2014, the Company filed the Certificate of Designations with the Delaware Secretary of State. The Certificate of Designation allows for the creation and issuance of the 1,250,000 shares of Preferred Stock. As stated in the Certificate of Designations, each share of the Preferred Stock has identical rights as 100 shares of the Company’s common stock. These rights, privileges and preferences include among others; (i). each share of Preferred Stock shall have 100 to 1 voting rights, voting along with the Company’s common stock, (ii). each share of Preferred Stock shall have 100 to 1 rights upon liquidation and distribution of the Company, (iii). each share of Preferred Stock shall have the right to convert into 100 shares of common stock of the Company. On January 29, 2014, the Company’s Board of Directors approved the Certificate of Designations, the filings of the Certificate of Designations with the Delaware Secretary of State and the issuance of the Preferred stock created thereby to RTC.

Item 7.01 Regulation FD Disclosure.

On February 5, 2014, the Company issued a Press Release with respect to the Restructuring Agreement and the Press Release is attached as Exhibit 99.1.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

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Item 9.01 Financial Statements and Exhibits.

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	File Date	Filed herewith
3.7	Certificate of Designation for Series A Super Voting Preferred Stock					X
10.16	Restructuring Agreement dated January 29, 2014 by and between US Precious Metals, Inc., Resource Technology Corp. the Shareholders of Resource Technology Corp, and Plasmafication Technologies Group, LLC.					X
10.17	Technology Licensing Agreement dated January 29, 2014 by and between US Precious Metals, Inc. and Plasmafication Technologies Group, LLC.					X
10.18	Equipment Purchase and Sale Agreement dated January 29, 2014 by and between US Precious Metals, Inc. and Plasmafication Technologies Group, LLC.					X
10.19	Promissory Note dated January 31, 2014 from Plasmafication Technologies Group, LLC. to US Precious Metals, Inc.					X
99.1	Press Release dated February 4, 2014					X
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ Jerry Pane
Name: Jerry Pane
Title: Chairman
Date: February 5, 2014

1 At the present time, the Company does not have any reserves indicating ore or “mineralized material.”